SGI Proprietary SGI Q4 & FY08 Results August 28, 2008 Exhibit 99.2

Topics
•
Introductory Comments – Bo Ewald, CEO
•
Q4 & FY08 Results – Kathy Lanterman, CFO
•
Company Directions – Bo Ewald
– Business
– Market
– Technology
•
Sales Update – Doug Britt, SVP Sales
•
Outlook - Kathy Lanterman

Legal Disclaimers
This presentation contains forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those set forth herein, including increased demands on our working capital due to growth in backlog, in particular for large sales transactions; our ability to raise additional capital in the future on commercially attractive terms or at all, which would restrict our growth and impair our ability to operate; our historical losses and possible failure to attain profitability on a quarterly, annual or sustained basis and risks related to the impact on our business of cost reduction initiatives to bring costs more in line with current revenues; our operating results continuing to fluctuate significantly and continuing to be difficult to predict; our stock continuing to have extremely low trading volume and price volatility; our failure to continue growth in bookings or implement our three year strategy; delays in the conversion of backlog to revenue due to application of SOP 97-2, shipment delays and the other risks and uncertainties discussed under the caption “Risk Factors” and elsewhere in SGI’s Form 10-K or Form 10-Q most recently filed with the
Securities and Exchange Commission. These forward-looking statements speak only as of the date hereof.
SGI disclaims any intent or obligation to update these forward-looking statements.
In this presentation, SGI uses certain pro forma financial measures that are not calculated in accordance with
GAAP, or non-GAAP financial measures. These measures are referred to as “pro forma” in this presentation.
In addition, the company uses bookings and backlog to measure performance. Management believes that these non-GAAP financial measures, bookings and backlog are useful to investors because they facilitate period to period comparisons of SGI performance and because they help investors view the company’s results of operations through the eyes of management and the company’s lenders. SGI’s credit line covenants, management reporting and incentive plans are measured against certain of these non-GAAP financial measures.
A reconciliation of the non-GAAP financial measures set forth above and used in this presentation is posted on our web site at www.sgi.com/investors and is included in our August 28, 2008 press release announcing our financial results for the quarter and fiscal year ended June 27, 2008.

FY08 Major Objectives
•
Bookings–Double-digit growth
•
Revisit Strategy – Compute, Store, Visualize
• Rollout Hybrid Computing
• Industrial Strength Linux Environment (ISLE)
• Launch Visualization
•
Products–Introduce and refresh:
• Compute–ICE and Altix
• Storage–SGI InfiniteStorage NEXIS NAS
• Visualization–Virtu
•
Services–Slow the decline of CS, start to grow PS
•
Organization–Vertical Sales & Marketing; Software
•
Leadership–Supplement the team
•
IP–Develop strategy to monetize

Q4 & FY08 Highlights
•
Q4 Bookings
– $96M compared to $54M in Q4FY07
– ~80% year over year growth
•
FY08 Bookings
– $356M compared to $286M in FY07
– 25% year over year growth, more than twice the HPC market
growth rate
•
Backlog
– $147M (>120% increase from start of the year)

6 Bookings Through FY07

7 Bookings Inflection Point

8 Backlog — Good Progress & Traction heading into FY09

Topics
•
Introductory Comments – Bo Ewald, CEO
•
Q4 & FY08 Results – Kathy Lanterman, CFO
•
Company Directions - Bo Ewald
– Business
– Market
– Technology
•
Sales Update – Doug Britt, SVP Sales
•
Outlook - Kathy Lanterman

Financial Highlights
•
Bookings growth – met FY08 objectives
– Particularly strong adoption of cluster compute offerings
– Achieved high end of guidance range
•
Backlog growth continues, highest in many years
•
Pro forma Revenue rebounds from Q3 low
– Completed some but not all of large deals in beginning of quarter backlog
– GAAP to non-GAAP delta still very large – building significant deferred revenue, although cash more closely tracks to non-GAAP performance
– Within guidance range
•
Strong Product and Gross Margin results for the quarter
•
Cash balance remained relatively flat quarter over quarter
– Evidence that we are effectively managing our working capital

Financial Results
1
Non-GAAP results exclude restructuring, fresh start accounting, non-cash impact of LXNI asset acquisition, stock based compensation expense and impact of implementing software revenue recognition
2
Backlog is defined as bookings for products and professional services for which we have not yet recognized revenue, excluding the value of our Customer Support (CS)
contracts.
3
Bookings are new orders for products and professional services taken in the quarter, also excluding the value of our CS contracts.
4
EBITDAR, non-GAAP operating result excluding restructuring, with depreciation and amortization

Bookings Results by Product Line ($M)
BOOKINGS BY SEGMENT (Pro Forma) 4Q07 FY07 3Q08 4Q08 FY08
% Chg
Y/Y
% Chg
Q/Q
% Chg
Prior Q
Core Systems:
Shared Memory Servers
(*Excludes RPG Altix or RPG Prism)
20.2 $   123.5 $ 28.3 $   21.1 $   96.4 $  -22% 4% -25%
Cluster Products 10.0 $   18.1 $   23.0 $   33.1 $   101.2 $ 459% 231% 44%
Storage Products 9.6 $     53.6 $   11.8 $   15.4 $   65.2 $  22% 60% 31%
Total Core Systems 39.8 $   195.2 $ 63.1 $   69.6 $   262.8 $ 35% 75% 10%
Legacy Systems:
Total Legacy Systems 7.1 $     53.1 $   6.9 $     5.8 $     31.5 $  -41% -18% -16%
Total Products Bookings 46.9 $   248.3 $ 70.0 $   75.4 $   294.3 $ 19% 61% 8%
87.0% 86.8% 84.5% 78.4% 82.6%
Global Services:
Professional services and solutions 7.0 $     37.7 $   12.8 $   20.8 $   62.1 $  65% 197% 63%
Total Global Services Bookings 7.0 $     37.7 $   12.8 $   20.8 $   62.1 $  65% 197% 63%
13.0% 13.2% 15.5% 21.6% 17.4%
Total Bookings 53.9 $   286.0 $ 82.8 $   96.2 $   356.4 $ 25% 78% 16%

Pro Forma Revenue Results by Product Line ($M)
REVENUE BY SEGMENT (Pro Forma) 4Q07 FY07 3Q08 4Q08 FY08
% Chg
Y/Y
% Chg
Q/Q
% Chg
Prior Q
Core Systems:
Shared Memory Products 48.8 $   165.9 $ 13.4 $   23.2 $   100.4 $ -39% -52% 73%
Cluster Products 5.5 $     10.4 $   9.3 $     24.9 $   58.7 $   464% 353% 168%
Storage Products 20.2 $   64.4 $   8.6 $     14.5 $   50.5 $   -22% -28% 69%
Total Core Systems 74.5 $   240.7 $ 31.3 $   62.6 $   209.6 $ -13% -16% 100%
Legacy Systems:
Server Products 11.4 $   49.8 $   4.2 $     6.3 $     23.3 $   -53% -45% 50%
Storage Products 0.7 $     3.9 $     0.3 $     0.7 $     2.2 $     -44% 0% 133%
Total Legacy  Systems 12.1 $   53.7 $   4.5 $     7.0 $     25.5 $   -53% -42% 56%
Total Products Revenue 86.6 $   294.4 $ 35.8 $   69.6 $   235.1 $ -20% -20% 94%
61.2% 55.3% 44.3% 57.3% 54.4%
Global Services:
Support Services 44.8 $   185.0 $ 36.2 $   38.5 $   156.7 $ -15% -14% 6%
Professional services and solutions 10.1 $   53.0 $   8.9 $     13.4 $   40.4 $   -24% 33% 51%
Total Global Services Revenue 54.9 $   238.0 $ 45.1 $   51.9 $   197.1 $ -17% -5% 15%
38.8% 44.7% 55.7% 42.7% 45.6%
Total Revenue 141.5 $ 532.4 $ 80.9 $   121.5 $ 432.2 $ -19% -14% 50%

Topics
•
Introductory Comments – Bo Ewald, CEO
•
Q3 Results – Kathy Lanterman, CFO
•
Company Directions
–
Bo Ewald
– Business
– Market
– Technology
•
Sales Update – Doug Britt, SVP Sales
•
Outlook – Kathy Lanterman

SGI’s Foundation
4,000 customers
Engineering Software
Systems that work
“out of the box”
People who know
the space
Strong Silicon Graphics Brand
• Systems architecture
• Packaging
• High-productivity Linux
environment
• Manufacturing
• Installation and Support
• Production
• Compute
• Data-intensive
• Visualization

Three-Year Business Roadmap
FY 2008 FY 2009 FY 2010
Business Focus
Bookings
Bookings and
Revenue
Sustainability
Sector
Markets
Products
Services
HPC and Storage
HPC and Storage
+ Image-Driven
+ Data-Driven
HPC and Storage
+ Image-Driven
+ Data-Driven
Defense,
National Centers,
Manufacturing
+ New Media
+ Data-Driven
High-Performance
Business
Compute
Storage
+ VIS
+ ISLE
+ Data Management
Slow the Decline
Stabilize CS
Grow PS
Grow CS and PS

Long-Range View
The computing landscape is about to change again
We are driving to:
– Be a dominant player in the fusion of:
• HPC
• Data Intensive Applications
• New Wave Visualization
– Grow faster than the market and regain market share
– Achieve a business model comparable to the HPC industry within 3 years

Fusion — Changing Business Landscape
• HPC
– Market projected to grow about 10% per year*
– Ever increasing requirements
– But, pressures increase on hardware margins
• Data-Driven Applications
– Growing faster than HPC*
– Competition limited by their architectures
– Big data usually also means doing something with it quickly and trying to get insight into it (visualization)
• Image-Driven - Visual Worlds
– Collaboration on HPC applications
– New media distributed over the web
– Gaming
* IDC Worldwide HPC Market Growth, February 2008

SGI — Performance Meets Next Wave
HPC
Foundation
Fast Analysis
Data Intensive
Growing Storage Req.
New Media
3D, HD and Web 3.0
Huge Models
Performance Database
Active Digital Content
Massive Unstructured Data
New
Visualization
New
Data Management

SGI Technology Strategy
Unified High-Performance Solutions
Focus on core platforms for
compute, visualization, and
storage
Best-of-breed products in
each
Industrial Strength Linux
Environment (ISLE) to
integrate
Hybrid computing
Leverage R&D investments

21 Strategy for Today and Tomorrow

22 HPC Market

SGI’s Core HPC Technology
•
Hardware Platforms
– System Architecture – high performance, balanced
CPU/IO/Memory, shared memory, scalable
– Packaging
•
Software
– Linux and ISLE software
– Scalable, performance oriented
•
People
– Know how

24 System Architecture — Shared Memory Advantage Memory Size (TB) 0 32 64 128 PC Cluster Vendor A 4 Vendor B 2 SGI Altix 4700 128

25 Packaging – Typical Cluster Rack : Typical Cable Congestion

26 ICE 8200 — Copper Cable Reduction Reliability & Scalability

Packaging — ICE 8200 & Altix 4700: Energy Efficiency 90.6% ICE 8200 Altix 4700

28 Hybrid Systems and ISLE Single-Point Usage and Management ISLE ISLE SMP Altix 4700 NUMAlink4 Cluster Altix XE 1300 GigE Shared Storage Global Namespace

29 Data-Driven Market

SGI’s Core Data-Driven Technology
•
Hardware Platforms
– Big Shared Memory Systems
– Allows big multi-terabyte databases to be in memory
•
Software
– Data Migration Facility (DMF)
– Big data management and archive
•
People
– Know how

Primary Storage
Online
high-performance disk
Demote
> 7 days < 365
Demote
> 1 Yr < 2 Yr
Promote
used last 24 hrs
Promote
used last 7 days
Nearline Disk
High Capacity, Low cost,
Lower performance
Tape Libraries
• high-performance
• archive
DMF
transparently migrates
files based on…
. age of file
. size of file
. type of file
Archive
> 2 Yr
Storage — DMF

32 Image-Driven Market

Silicon Graphics — 25 Years of
Visual and Virtual Leadership
• More than 100,000
visualization systems
deployed
1987
First Graphics
Workstations
• Average 20 years of
Viz expertise
• Same experts
developed patented
Viz IP
• Pioneer in special
effects
• Eight consecutive
years of Academy
Awards
• Taking the world to
4K
Gaming Reality Centers
Digital Media and
Production
People Make it
Possible
• First 64-bit gaming
system with Nintendo
• First interactive
immersive gaming
experience — Magic
Edge simulators —
1990
• Applied technology
advances to major
commercial market
applications
• First Virtual Reality
Center — circa 1990
• Disney Visionariums
— circa 1994
• Nearly 700
operational centers
today

34 Today’s Visualization Challenges Information Overload Big Complex Data Giving Real-time Information To Global Users

35 Visualization Directions Everything Anywhere Any Way You Want It Visualize Anything

36 Improving & Expanding Our Software Content Compute Visualization Storage Hybrid Systems

Topics
•
Introductory Comments – Bo Ewald, CEO
•
Q3 Results – Kathy Lanterman, CFO
•
Company Directions – Bo Ewald
– Business
– Market
– Technology
•
Sales Update
–
Doug Britt, SVP Sales
•
Outlook – Kathy Lanterman

Sales and Marketing — FY 2008 Goals
Protect the base business
Reorganize for growth — new business hunting
investments
Accelerate growth through partners
Increase year-over-year bookings performance
Focus on vertical markets
Adopt a proactive solution selling approach

Industry Segment Focus
Defense and
Strategic Systems
• Large data centers (big data, groundstations)
• Test Range Digital Media Production
• Modeling and Simulation
• Training and Battle Simulation — “Mobile Gaming”
Digital Media
• Storage (solutions for active content archive workflow)
• Production (leveraging HPC and Viz in content creation and processing)
Energy
• Seismic Imaging
• Storage
• Reservoir Management
Higher Education
and Research
• Life Sciences
• Computational Chemistry
• University Data Centers
• Quantum Mechanics
• CAE
High-Performance
Business
• Adaptive data warehouse (ADW)
• Content management and archive
Manufacturing
• Computational Fluid Dynamics (CFD)
• Safety
• Computational Structural Mechanics
National Centers
• Win key programs

40 FY 2008 Key Booking Product/Solutions Contributors ICE — High-End Blade Server Cluster Solution Hybrid Solutions Data Migration Facility (DMF) Software Adaptive Data Warehouse (ADW) Solution

More accurately drill oil wells and manage existing fields
Run more computer-intensive seismic processing
Develop and maintain new generation of seismic processing code
Opportunity: Total, S.A.
SGI Altix ICE + 20 racks, 10,240 cores, 123 TFLOPS, 20TB memory
“Scratch” storage: Lustre-based I/O servers 25 Altix XE, 5 IS10000 with 0.5 PB of storage,
10GB/sec I/O bandwidth
“Shared” storage with existing IBM p575, Myrinet cluster: Conversion of GPFS to Lustre (25
Altix XE); additional 3 IS 10000 with 0.5PB of storage
SGI Solutions/Products
SGI Value
ICE — High-End Blade Server Cluster
Solution
5x the CPU cores and 8.8x the peak performance of the IBM p575 cluster
Concurrent fast I/O and fast MPI communication for scalable seismic applications
Deployment of a common Lustre file system across IBM and SGI HPC systems
Improved FLOPS/watt and cooling infrastructure

42 Hybrid Systems Single-Point Usage and Management ISLE ISLE SMP Altix 4700 NUMAlink4 Cluster Altix XE 1300 GigE Shared Storage Global Namespace

Manufacturing industry virtual product development processes typically use a heterogeneous mix of CAE applications including:
– Finite Element Analysis (FEA) for structural strength, crashworthiness, and durability
– Computational Fluid Dynamics (CFD) for internal and external aerodynamics, engine combustion, and heat transfer
•
These apps have varying resource requirements in terms of compute (SMP, DMP) and storage (I/O) for optimal performance
Opportunity
Hybrid systems to optimally cater to the entire range and requirements for product development workflows using a heterogeneous mix of applications
SGI Solutions/Products
Hybrid computing (SMP servers, DMP clusters) that effectively address industry performance and operational challenges (price-performance, space, power, …)
– Example: Scheduling of the mix of CAE applications to the appropriate compute resources (SMP, DMP) i.e., intelligent and domain-aware scheduling
•
Support of integrated and geographically distributed visualizations as we integrate our VN200 and
Remote Viz with XE and ICE clusters
•
Common file-serving architecture using shared and parallel file systems
SGI Value
Hybrid Systems
Manufacturing Industry/Mix of CAE Workloads

Enable seamless access to digital film, video, and still archives to internal and external clients
Provide open architecture environment that can accommodate multiple workflows
Increase utilization of digital assets while also accommodating legacy infrastructure
Introduce a scalable solution that can grow as content grows
No performance bottlenecks
Migrating from old HSM to achieve 10x workflow improvement, without disrupting ongoing business
Enable partial file restore, to optimize hardware utilization
Opportunity: National Geographic Digital Motion Media Archive National Geographic Digital Motion Media Archive
500 TB virtualized under DMF … growing at >2TB per day
Hybrid SAN/NAS,  CXFS, data protection
SpectraLogic library, IS4000 storage
SGI Solutions/Products
Data Migration Facility
Complex Data Management
•
Scalability — no limits to archive growth
•
Partial file restore: Speeds file access
•
CXFS enables rapid file conversions
•
DMF data protection tools
SGI Value
•
Windows and Linux support
•
SGI track record, experience, and references
in DMF, managing large, complex data

Adaptive Data Warehousing (ADW)
x2
x2
Ethernet
Switches
Altix 4700
x2
x2
x2
x2
x2
x2
x2
x2
Fibre
Channel
Switches
IS4600
Storage
Arrays
The SGI ADW solution is ideal for
highly complex, real-time data
warehouses

Adaptive Data Warehousing
Real-Time Data Warehousing
Need to provide real-time analytics on huge horizontally scaled transactional database infrastructure
Large-scale database performance requirements outstrip largest SMP servers
Maintain higher level of financial transaction integrity
Global distributed infrastructure
High rate of infrastructure growth
Opportunity: Large Internet Company Large Internet Company
Altix 450 servers with NUMAflex global shared memory interconnect architecture
High-performance InfiniteStorage products
SGI Solutions/Products
Commodity hardware with HPC “glue”
Huge transactional data stream ingest rates with NUMAlink I/O scalability
Aggregation of multiple transactional data streams into NUMAflex global shared memory
Real-time analytics with NUMAflex large global shared memory architecture
NUMAflex architectural scalability far beyond other systems
SGI Value

47 BOOKINGS Bookings/Backlog FY 2007–2008 Year-Over-Year Growth BOOKINGS YoY YoY Growth: Growth: 122% 122% BACKLOG Q4 FY 2008 Q4 Q4 FY FY 2007 2007 YoY Growth: 25% Year-Over-Year Growth

Pipeline or Sales Funnel *
FY 2007–2008 Year-Over-Year Growth
PIPELINE
FY 2008
FY 2007
FY 2007
Year-Over-Year Growth
* Pipeline or Sales Funnel is defined as total booking opportunities, measured as of the end of each fiscal year.

Channels *
FY 2007–2008 Year-Over-Year Growth
CHANNELS BOOKINGS
FY 2008
FY 2007
FY 2007
Year-Over-Year Growth
* Channels is defined as the subset of our total bookings that are captured through a channel partner, not direct or through systems integrators.

50 Pro forma Revenue by Fiscal Year 2002 2003 2004 2005 2006 2007 2008 2009 Revenue Inflection Point FY 2009

Topics
•
Introductory Comments – Bo Ewald, CEO
•
Q3 Results – Kathy Lanterman, CFO
•
Company Directions – Bo Ewald
– Business
– Market
– Technology
•
Sales Update – Doug Britt, SVP Sales
•
Outlook – Kathy Lanterman

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